________________________________________

bioMETRX, TECHNOLOGIES, INC.

DESCRIPTIVE MEMORANDUM

June 8, 2005
_______________________________________

This memorandum provides certain information as of the above date about bioMetrx, Technologies, Inc., a Delaware corporation (“bioMetrx”), which recently merged with and into a subsidiary of MarketShare Recovery, Inc. (“MarketShare”), a Delaware corporation, pursuant to an Agreement and Plan of Merger, dated as of April 27, 2005 (the “Merger Agreement”) among bioMetrx, MarketShare and MarketShare’s wholly owned subsidiary MarketShare Merger Sub, Inc., a Delaware corporation (“MarketShare Merger Sub”). It is not intended as an offer to sell any securities, nor does it purport to contain all of the information that a prospective investor may consider in investigating MarketShare and its subsidiary, bioMetrx. The memorandum has been prepared as a convenient means of furnishing information to the Unites States Securities and Exchange Commission.

THE SECURITIES OF MARKETSHARE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BIOMETRX OR MARKETSHARE. THE DELIVERY OF THIS CONSENT SOLICITATION STATEMENT/OFFERING MEMORANDUM SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN BIOMETRX’S OR MARKETSHARE’S AFFAIRS SINCE THE DATE HEREOF, OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

INFORMATION REGARDING FORWARD LOOKING STATEMENTS

This memorandum contains forward-looking statements concerning MarketShare and bioMetrx, all of which are subject to substantial risks and uncertainties. You can identify these statements by forward-looking words such as “may,”“will,”“expect,”“intend,”“anticipate,”“believe,”“estimate” and “continue” or similar words. Forward-looking statements include information concerning possible or assumed future business success or financial results. You should read statements that contain these words carefully because they discuss bioMetrx’ future expectations, contain projections of bioMetrx’ future results of operations or bioMetrx’ financial condition or state other forward-looking information. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this document, provide examples of risks, uncertainties and events that may cause bioMetrx’ actual results to differ materially from the expectations it describes in bioMetrx’ forward-looking statements. Before you invest in MarketShare common stock, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this document could have a material adverse effect on MarketShare’s business, operating results and financial condition.

SUMMARY

THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS MEMORANDUM. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS CONTAINED IN THIS MEMORANDUM.

The Companies

bioMetrx was incorporated in 2001 and is focused on developing a line of home security under the name “SmartTouch™” including biometrically enabled residential door locks, central station alarm keypads, thermostats, and garage/gate openers. SmartTouch™ products utilize fingerprint recognition technology designed to augment or replace conventional security methods such as keys, keypads and PIN numbers.

MarketShare is a public holding company which had negligible operations prior to the acquisition of bioMetrx.

The Merger

On May 27, 2005, we completed the transactions for the merger (“Merger”) of MarketShare Merger Sub, Inc., a wholly owned subsidiary (“Merger Sub”) with bioMetrx pursuant to the Agreement and Plan of Merger dated April 27, 2005, by and among the Company, Merger Sub and bioMetrx (“Merger Agreement”).

On June 1, 2005 (the “Effective Date”), Merger Sub, our wholly owned subsidiary, filed a Merger Certificate completing the acquisition of bioMetrx, a previously unaffiliated Delaware corporation. The consideration for the Merger was 14,000,000 restricted shares of our common stock and the issuance of approximately 402,500 stock options to the holders of corresponding instruments in bioMetrx. The Merger was completed according to the terms of the Merger Agreement. Simultaneously with the Merger, certain of our stockholders surrendered 2,208,521 shares of our common stock which were cancelled and returned to the status of authorized and unissued. In addition, 300,000 shares of our common stock were deposited by these stockholders into escrow to cover contingent liability, if any. Our shares of common sock were issued in reliance upon Section 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Act”). As a result of the Merger, bioMetrx was merged into Merger Sub and became our wholly owned subsidiary.

Since we had no meaningful operations immediately prior to the Merger, the Merger will be treated as a reorganization of bioMetrx via a reverse merger with the MarketShare Recovery, Inc. for accounting purposes.

The 14,000,000 shares and the shares issuable upon the exercise of 402,500 stock options issued as part of the Merger to the former bioMetrx stockholders represent approximately 90% of total outstanding post-merger stock.

Selected Historical Financial Data

bioMetrx provided the following historical financial information to it shareholders in connection with their approval of the Merger. The information is only a summary and you should read it together with bioMetrx financial statements and other financial information, from which this information is derived.

bioMetrx

The following selected financial data of bioMetrx should be read with the financial statement and the notes to those statements included herein as Appendix A. The statement of operations data for the years ended December 31, 2004 and 2003 and the balance sheet data at December 31, 2004 are derived from bioMetrx’s financial statements which have been audited by bioMetrx’s independent public accountants.

	Years Ended December 31,
	2004	2003

Statement of operations data:
Total Revenue	_	_

General and administrative expenses	$726,946	$477,133

Operating loss	($726,946)	($477,133)

Net loss	($726,946)	($477,133)

December 31, 2004
Balance sheet data:
Cash and cash equivalents	$31,110

Working capital	($646,092)

Total assets	$180,890

Total stockholders deficit	($646,092

RISK FACTORS

Any investment in our Shares involves a high degree of risk. Some of the risks that may be material to your decision to invest and to MarketShare and bioMetrx’ performance are set forth in this section. The Shares should not be purchased by persons who cannot afford the loss of their entire investment. In addition to any other information presented in this Memorandum, prospective investors should consider carefully the following risk factors when evaluating MarketShare, bioMetrx, and their respective businesses and in considering whether to make any investment. The words “may,”“will,”“intends,”“plans,”“expects,”“anticipates,”“estimates” and similar expressions identify forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. As a result of the risk factors set forth in this section and the other information provided in this Memorandum, actual results could differ materially from those described in the forward-looking statements. Except as required by law, the MarketShare and bioMetrx undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Memorandum. You should be aware that the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933 do not exempt from liability any forward-looking statements that we make. Additional risks and uncertainties not presently known to bioMetrx or that bioMetrx currently believes are immaterial may also impair bioMetrx’s and MarketShare’s respective combined business operations. If any of the following risks actually occur, bioMetrx’s businesses, financial condition or results of operations could be materially adversely affected, the value of MarketShare common stock could decline, and you may lose all of part of your investment. For purposes of this section, the defined term “MarketShare” includes bioMetrx as a wholly owned subsidiary.

Risks Relating to Our Common Stock

There is a limited market for MarketShare common stock.

MarketShare is quoted on the Over the Counter Bulletin Board under the symbol “MKSH.OB.” There is a limited trading market for the securities of MarketShare. Accordingly, there can be no assurance as to the liquidity of any markets that may develop for the securities, the ability of holders of the securities to sell their securities, or the prices at which holders may be able to sell their securities.

The market price of MarketShare common stock may be adversely affected by several factors.

The market price of MarketShare’s common stock could fluctuate significantly in response to various factors and events, including:

•	ability of MarketShare to integrate operations, technology, products and services;

•	ability of bioMetrx to execute their business plans as a combined company;

•	operating results below expectations;

•	announcements of technological innovations or new products by bioMetrx or its competitors;

•	loss of any strategic relationship;

•	industry developments;

•	economic and other external factors; and

•	period-to-period fluctuations in bioMetrx’s financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of MarketShare common stock.

Risks related to the business of bioMetrx

bioMetrx’s products are in an early stage of development and there is no timetable for them to be marketed.

bioMetrx has completed its initial biometrics-based home security product, the garage door opener. This product is in the product demonstration stage and bioMetrx has not commenced marketing activities or generated revenues from the sale of the product. bioMetrx’s other products are in various stages of development. Each of bioMetrx’s products will require significant additional development and additional investment prior to commercialization. At present there is no definitive timetable to commence marketing any of bioMetrx’s products. In addition, bioMetrx’s product candidates are subject to the risks of failure inherent in the development of products based on innovative technologies. Accordingly, there can be no assurance that bioMetrx research and development efforts will be successful, that any of its products will commercially be successful or that others will not develop competitive or superior products.

bioMetrx and MarketShare have a history of losses and expect losses in the future

bioMetrx and MarketShare have incurred operating losses in every fiscal period they have operated. MarketShare expects to incur substantial additional operating losses and expects cumulative losses to increase as bioMetrx’s research and development efforts expand. bioMetrx may never achieve significant revenues or profitable operations.

bioMetrx will require additional funding to execute its business strategy. If funding is not available or not available on acceptable terms, bioMetrx may be required to curtail certain product development.

bioMetrx will require substantial additional funds to research and develop and to market its products. bioMetrx’s future capital requirements will depend on many factors, including continued scientific progress, its products progress, the costs involved in filing, prosecuting and enforcing patent claims, competing technological and market developments, the ability of bioMetrx to establish collaborative arrangements, effective commercialization activities and arrangements and the purchase or development of additional equipment and facilities. As a result, bioMetrx will need to raise additional funds before any of its product candidates in development can be manufactured and sold, if at all. bioMetrx intends to seek such additional funding through public or private financings. There can be no assurance that additional financing will be available, or, if available, that such additional financing will be available on terms acceptable to bioMetrx. If additional funds are raised by issuing debt, bioMetrx will incur fixed payment obligations, which could delay the time, if any, when bioMetrx may achieve profitability. If adequate funds are not available, bioMetrx may be required to delay, scale back or eliminate one or more of its products under development.

bioMetrx Does Not Have Any Manufacturing Experience

bioMetrx does not intend to invest in large scale manufacturing facilities until its product candidates pass significant development hurdles. bioMetrx believes that all of its existing products in development can be made using well understood manufacturing methods. Nevertheless, bioMetrx has not manufacturing experience and it may not be able to develop reproducible and effective manufacturing processes at a reasonable cost. In such event, bioMetrx will have to relay on third party manufacturers whose availability and cost is presently unknown.

bioMetrx’s ability to compete effectively may decline if it does do not adequately protect its technology and intellectual property, or if it loses some of its intellectual property rights as a result of, or otherwise become involved in, expensive lawsuits or administrative proceedings

bioMetrx ability to compete effectively depends on its success in protecting its proprietary technology in the United States and abroad. As its research projects develop, bioMetrx intends to file additional patent applications with the United States Patent and Trademark Office (the “PTO”) and with corresponding foreign patent authorities. There can be no assurance that the PTO or any foreign jurisdictions will grant bioMetrx patent applications or that bioMetrx will obtain any patents or other protection for which application for patent protection has been made. No assurance can be given that patents issued to or licensed by bioMetrx will not be challenged, invalidated or circumvented, or that the rights granted thereunder will provide any competitive advantage. bioMetrx will also rely on trade secrets, know how and continuing technological advancement in seeking to achieve a competitive position. No assurance can be given that bioMetrx will be able to protect its rights to its unpatented trade secrets or that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to bioMetrx trade secrets.

In addition to protecting its proprietary technology and trade secrets, bioMetrx may be required to obtain additional licenses to patents or other proprietary rights from third parties. No assurance can be given that any additional licenses required under any patents or proprietary rights would be made available on acceptable terms, if at all. If bioMetrx does not obtain required licenses, it could encounter delays in product development while it attempts to design around blocking patents, or it could find that the development, manufacture or sale of products requiring such licenses could be foreclosed.

bioMetrx could also incur substantial costs in defending any patent infringement suits or in asserting any patent rights, including those granted by third parties. The PTO could institute interference proceedings against bioMetrx in connection with one or more of its patents or patent applications, and such proceedings could result in an adverse decision as to priority of invention. The PTO or others could also institute reexamination proceedings with the PTO against bioMetrx in connection with one or more of its patents or patent applications and such proceedings could result in an adverse decision as to the validity or scope of any patents that bioMetrx may obtain or have the right to use.

Many of bioMetrx’s competitors have substantially greater financial, technical, research and development and human resources than bioMetrx and we may lose business to competitors.

The home security market is served by a large number of manufacturers, many of which have substantially greater resources and manpower than bioMetrx, such as Medeco, Weiser and others that provide traditional hardware used to secure a front door of a home. These products are sold through both retail and wholesale outlets, with some custom applications created and sold. ADT, Holmes, and Brinks are among the providers of central station monitoring usually at a monthly cost to the homeowner. Although they currently provide other methods of household securities, bioMetrx does not see these companies as competitors, but rather, as clients and potential wholesale/OEM customers. bioMetrx’s line of home security products can be sold either directly by bioMetrx, or through strategic retailers, to be used to replace the existing hardware (both front door lock and digital keypad), or to be incorporated into traditional product offerings.

Other known and existing biometrics companies have been focusing on government and commercial markets, not the home security market. bioMetrx seeks to exploit the home security market in a manner that other biometrics companies appear to be currently evading.

bioMetrx faces the risk of competing with many larger, better established competitors. These firms have established and commanding presence in the developing world of biometrics products, advertising budgets, large sales forces, established relationships with customers, and financial resources far in excess of MarketShare’s resources.

If bioMetrx loses its key employees and consultants or is unable to attract or retain qualified personnel, its business could suffer

bioMetrx success will be highly dependent on its ability to attract and retain qualified scientific and management personnel. bioMetrx will be highly dependent on its management, Mark R. Basile and Steven Kang.  The loss of the services of Messrs. Basile and Kang or other personnel or consultants could have a material adverse effect on bioMetrx’s operations. Although bioMetrx expects to enter into employment agreements with each of its key management and scientific employees and consulting agreements with its key outside scientific advisors, any of such persons may terminate his or her employment or consulting arrangement with bioMetrx at any time on short notice. Accordingly, there can be no assurance that these employees and consultants will remain associated with bioMetrx. The loss of the services of the principal members of bioMetrx’s personnel or consultants may impede bioMetrx’s ability to commercialize its product candidates.

bioMETRX

bioMetrx Technologies, Inc.

bioMetrx Technologies, Inc. (“bioMetrx”) is a developer of proprietary biometrics-based products for the home security and electronics market, located on Long Island, New York.

Founded in 2001, bioMetrx is focused on developing a line of home security products called smartTOUCH™ which includes biometrically enabled residential door locks, central station alarm keypads, thermostats and garage/gate openers. Our products utilize fingerprint recognition technology designed to augment or replace conventional security methods such as keys, keypads, and PIN numbers.

The home security industry consists of garage door manufacturers, key and lock manufacturers and central station alarm monitoring companies. bioMetrx develops market-specific products in this area which will either be licensed or sold through manufacturers/retailers worldwide when deemed commercially viable.

Background

Mark Basile, founder of bioMetrx, is a recognized leader in the biometrics industry, winning a Smithsonian Award for Advances in Medical Technology in 1998 as well as holding a US patent for developing the first biometrically enhanced security and retrieval system for electronic medical records in 2000.

Business Opportunities

The home security market presents an opportunity to introduce a new, more secure and simple-to-use technology that can improve the quality of life, and security of a homeowner and their family. Almost every family in the world lives in some sort of home to which a device provides access. Most families utilize key-locking systems to secure those doors. Biometric security technology could enable everyone to carry their own personal unique key that cannot be lost, stolen or forgotten.

There is also a tremendous business-to-business opportunity for our Company. A Federal Court in the United States recently decided a case against a large garage door manufacturer ruling that it could not prevent a digital technology company from manufacturing and selling a “universal remote” device that automatically programs and configures itself to work with any garage door. Our smartTOUCH™ garage door opener product prevents this business intrusion, allowing garage door manufacturers and homeowners the ability to fully secure access to their homes through their garage door.

The Biometrics Market

Biometrics is based on the science of biology - that human beings possess unique patterns or characteristics found in their hands, fingers, face, eyes and voice. This is a proven phenomenon. The science of biometrics takes these unique features, and through software manipulation, creates unique identifiers that can be stored and recognized by computer systems.  The science of biometrics has been demonstrated in such movies as Mission Impossible, James Bond and Air Force One.

Governments, Corporations, Financial Institutions and Health Care Organizations have reviewed different biometrics applications, and are developing biometrics applications for use within their respective industries.

Current biometrics applications include time-and-attendance, physically controlling access to secure facilities, and controlling computer access to sensitive information (medical and financial records). Financial institutions are currently developing biometric verification systems that will be tied into consumer credit verification.

Fingerprint recognition has existing applications in various markets and is accepted as to accuracy, search functionality, environment, availability and ease of integration into existing products. Biometric fingerprint technology is also the most widely used. Hundreds of millions of dollars of research has been expended to increase efficiency and accuracy of fingerprint recognition technology over the last 5 years.

Considerable engineering efforts, expended over the last several decades, have produced a variety of technologies for reading “real-time” (live) biometrics patterns.  While many of these technologies are able to acquire useful images from the criminal population, most of these devices suffer from an inability to acquire useful data from significant other segments of the population as a whole.  For example, the optic scanners that currently dominate the live scan finger market often cannot acquire useful data from people with finger skin that is dry, thickly callused, or worn smooth by mechanical or chemical means.  These devices are also ineffective in situations where finger surfaces are contaminated by dirt, oil, or other substances; or those dried out from exposure to chemicals or other environmental factors.

New technologies have been developed that will dramatically change this industry.  For example, the silicon finger sensor was specifically designed to read finger patterns from the entire population, under a wide variety of conditions.  It is a semiconductor device that uses small AC electrical fields to detect an image of the finger’s ridges and valleys.  Its pattern detection technologies can capture useful finger data from nearly everyone by reading the patterns from just beneath the skin surface. This is in marked contrast with all other finger scanners, which read the patterns at the actual skin level.

Home Security Industry

Personal home security has not experienced any new significant technologies to protect against unauthorized physical access over the past 30 years. The current technology relies solely on lock and key combinations. Many homes also have central station alarm systems that serve not to prevent unauthorized access, but to notify authorities that a breach has occurred. Central station alarm systems typically employ a keypad requiring a specific PIN number to be entered prior to engaging or disengaging the system.

In an effort to convenience the homeowner, most security and home improvement companies offer automatic garage door openers that are also activated by either a remote push button device and a digital keypad mounted outside, in plain sight, of the garage door.

The fundamental problem facing this market is, and has been, that keys can be lost and passwords and PIN numbers can be forgotten or even stolen. Biometrics is a “personal” safeguard assuring entry only to authorized persons. bioMetrx Technologies, Inc. is focusing exclusively on the home security market and is designing products that compliment, improve and/or replace current technologies.

Home Security Market

The home security market is a multi- billion dollar a year industry worldwide. This market is served by both hardware manufacturers that produce products that affix to doors requiring a key to secure or gain entry to a premise, and large central station security companies that provide 24 hour “contact” with the homeowners premises through both hard wired and wireless networks that relay “breach” information to the homeowner and local authorities.

Traditional problems with the current technology are parents reluctance to provide small children with a key to the home, both children and adults forgetting or misplacing keys, children or adults forgetting the pass codes that are required to set or deactivate home central station alarm systems, and the inherent possibility of an unauthorized individual stealing a key or obtaining the security code to an alarm system.

bioMetrx has designed and built a new product utilizing the unique characteristics of a person’s fingerscan to replace both the mechanical key and digital keypad used traditionally to gain access. The significance of these new products should not be understated. bioMetrx is not changing the underlying mechanical process by which a door is opened, or an alarm is set, but rather, is introducing biometrics technology to further secure, and make more convenient those methods.  An individual’s unique finger pattern becomes the key to their home.

bioMetrx’s products are designed to allow a homeowner to simply open a door, or set his alarm or thermostat by placing his/her finger upon a silicon chip, the size of a postage stamp to gain access and/or complete the desired task. bioMetrx’s products are designed to simplify the way a homeowner secures his/her property while substantially increasing the security level of the systems used for those purposes. The products are designed to allow the homeowner to add or delete any family member or other individual to the system by utilizing a simple to use hand-held programmer that walks the consumer through the administrative steps. These products are designed to completely enhance every device currently available to gain access and, or secure a residence.

Target Market and Customers

smartTOUCH™ home security products are targeted, at a retail level, to homeowners looking to install or upgrade home security systems. Of the 50 million households in the United States, it is estimated that more than 98% use some form of security to maintain their premises. Just over 9 million households use central station alarms and almost 6 million households use garage door/gate openers. At the wholesale level, bioMetrx market will eventually comprise of local and national home security and lock companies, as over 20,000 such retailers currently exist in the United States alone.  bioMetrx’s is also considering licensing its products and/or technology to Original Equipment Manufacturers (OEM’s) such as garage door opener manufacturers.

An important note is that some of the companies already entrenched in the home security market may wish to license bioMetrx products for labeling and distribution. Should those opportunities arise, bioMetrx will consider the benefits and act accordingly.

Product Development

bioMetrx, through its division called smartTOUCH™Security, is developing several products especially designed for the home security and electronics market under the trade name smartTOUCH™. These products include an array of door locks, garage door openers, thermostats, gate openers, and central station alarm control pads. Throughout the development of these products, bioMetrx will seek patents on all proprietary technology it creates.

smartTOUCH™home security products have been in development for over 2 years and will continue to be developed as the company reaches certain growth goals. The Company announced in March 2004, that it has completed the development of its first product, the stand alone garage door opener.

Product Descriptions

bioMetrx expects to offer four core consumer/homeowner security products over the next three years under the trade name smartTOUCH™.

smartTOUCH™ Garage Door Opener

A weatherproof, shockproof, tamper resistant garage door opener that allows a homeowner to control the opening of a garage door with a touch of the finger.  The smartTOUCH™garage door opener is a hard wired unit, designed specifically to beat the elements for years of reliable service and dependability. The homeowner’s finger is used to activate the garage door opening mechanism.

The unit is programmed by a hand held device that simply plugs into the main unit, and a series of simple prompts on the programmer allows people, even children as young as 8 years old, to program the unit.  The unit is currently designed to recognize up to 9 authorized users, and allows the units administrator, to be able to add and delete users.

bioMetrx is currently developing a wireless biometric remote that will actually allow the user to communicate securely with our brain unit mounted on the garage door frame. This product will completely do away with the problems of neighbor’s remotes opening a garage door, or a criminal using a frequency descrambler to open a garage door. Our wireless product is being designed to actually transmit the user’s information that is authenticated at the remote first, to the brain unit on the garage door frame, for re-authentication. We call this feature our “failsafe authentication process”

bioMetrx has filed an initial patent application for this device with the United States Patents and Trademarks Office in March 2004, and has been assigned a “Patent Pending” number, 10/818655.

smartTOUCH™ Thermostat

The smartTOUCH™ Thermostat is another home electronics product that homeowners, and small businesses, will benefit from. We have heard numerous stories and read several reports that children (ages 7 through 17), housekeepers, employees, guests and even strangers (especially in a restaurant environment) playing with a thermostat by raising and lowering the thermostats digital controls. Situations like these can cost a homeowner or small business owner hundreds, if not thousands of dollars per year in lost energy bills. The only device currently available is a clear plastic “lock-box” that fits over the thermostat. It is a cheap, cumbersome, ineffective deterrent to someone wanting to have access to the thermostat. In fact, a lot of these “lock-boxes” are usually broken, or simply ripped off the wall. This “lock box” also requires a metal key to unlock the box - just not good design or planning. They are ugly and an expensive way to try to secure a thermostat.

The smartTOUCH™ Thermostat will allow a homeowner/business owner complete and secure control over the facility’s heating and cooling system by simply plugging in our hand-held programmer and registering on the thermostat those individuals with authority to change the temperature. As with all of our other products, if a person should no longer be authorized to control the system, then the administrator simply deletes that person from the device. It’s that simple.

smartTOUCH™ Thermostats are being designed to the same operational standards as currently available thermostats. bioMetrx believes that this purchaser’s of this product, although not inherently a home security device, will benefit from our technology at a minimal cost.  The smartTOUCH™ Thermostat is the next product bioMetrx plans to develop and bring to market.

smartTOUCH™ Automatic Gate Opener

The smartTOUCH™ Automatic Gate Opener serves a similar function as our garage door opener, as it allows homeowners, who gain access to their premises through either drive through, or walk through security gates, easy, simple to use access with just a touch of a finger.

Automatic gates work on the same principles as mechanized overhead garage door units, the difference being that the gate provides access to a premise, where the garage door opener provides access directly into the home. Many residences that use security gates use some sort of digital keypad, or universal “clicker” to open the gate from outside the premises.

The smartTOUCH™ Automatic Gate Opener is designed similarly to our garage door unit, except that it is housed in a weatherproof box that is usually an aftermarket product that is purchased through installation companies. bioMetrx’s automatic gate opener is designed to fit conveniently into most vendors weatherproof containers designed for automatic gate opener control units.

Other smartTOUCH™ Development Projects and Products

smartTOUCH™ line of products is expected to include a biometric deadbolt to use on residential doors, and a biometrically enabled home alarm/central station alarm keypad that will be designed to communicate directly with home monitoring systems.

The smartTOUCH™ line of products is being designed to assure that they can be easily integrated into existing hardware components and comply with existing code and building requirements.  In addition, the smartTOUCH™ products are being designed for easy installation, from simple programming instructions to standard product dimensions used in the home building and home improvement industries.

smartSECURITY™SOLUTIONS

The smartSECURITY™SOLUTIONS division of bioMetrx provides our customers with “custom engineered” applications for their particular need. We have taken our in-house biometrics, software, computerization and hardware expertise and are applying those disciplines to small scaled projects.

An example of this is our contract with a Senior Assisted Living Facility for the Memory Impaired located on Long Island to develop for them a complete multi-level access system that does not require its residences to remember passwords and PIN codes to move around the facility.

bioMetrx is currently working on the architecture of that system, and believes that the system it is building,, will be operational over the next 9 months.

As a designer of biometrics-based consumer products, bioMetrx is uniquely qualified to work with both small and large establishments and to make recommendations on how to “improve” both the security and “flow” of their environment.

Marketing Strategy

bioMetrx’s primary target market for our home security products will be consumers and hardware security and device manufacturers. bioMetrx will establish marketing initiatives by developing channel distribution through development partners, component manufacturers and solutions-based companies.

An initial pilot program has been designed and implemented to test the consumer market for response as to the acceptance and use of the smartTOUCH™ line of home security products.  Initial feedback from the “test” families demonstrates that our products will sell themselves. The first product that is being tested is our garage door opener. bioMetrx has several units installed in various homes on Long island and in New Jersey. The reports indicate that most every family member enrolled into the devices now use the garage as their main access point to their homes. The product permits young children to open a garage door to get into the house. The units have had no operational problems and have been subjected to temperatures well below zero and various snow and ice storms with no problems.

After the pilot is completed, bioMetrx will evaluate the response and look into broader scale distribution through retailers, or the potential to license the technology, or products, to an existing manufacturer within the industry. bioMetrx is a member of the International Biometric Industry Association (“IBIA”). Membership organizations such as the IBIA provides our Company with a marketplace of technology companies that also design biometrics products, and allows our executives a great networking opportunity to develop additional business relations.

Home Security Competitors

At bioMetrx, we believe change is a good thing, especially when the change makes a process simpler, and in this case, more secure. The home security market is served by such companies as LiftMaster, Genie, Overhead Door Company, Craftsman and many others that provide the traditional mechanisms used to open a garage door. These products are sold through both retail and wholesale outlets, with some custom applications created and sold through home security specialists. ADT and Brinks are two of several competitors in this market that provide central station monitoring usually at a monthly cost to the homeowner. bioMetrx does NOT see any of these companies as competitors to its products, but rather, its wholesale/OEM customers. bioMetrx’s line of home security products, as sold either directly by bioMetrx, or through strategic retailers, can be incorporated by these companies into their existing product offerings.

Biometrics companies have only made limited penetration into the home security market.  Biometrics companies have been focusing on government and commercial markets, not the home security market. This leaves the home security market open to bioMetrx and provide bioMetrx with the opportunity to quickly establish itself as a leader behind the technology for this market.

bioMetrx provides the solution in this market-niche to the end user by delivering to them a state of the art security product that will reduce the little nuisances of everyday life such as losing keys and forgetting code numbers.

bioMetrx is fortunate to have highly experienced and talented people in key positions during its start up phase.  The expertise and experience that they bring to bioMetrx will set us apart from the competition.  Of particular note is their background in biometrics and business successes.   We also have a competitive advantage in technology, its ease of integration and compatibility and use in the home security market.

Threats and Risks

The company faces the risk of competing with many larger, better-entrenched competitors.  These firms have established and commanding market shares, large advertising budgets, large sales forces, established relationships with customers, and tremendous financial resources.  We hope to offset this risk by implementing a cogent, direct, low cost sales initiative and let our products prove their value.

Since bioMetrx is a small company, we do not anticipate a meaningful or prompt reaction to our market entrance from our larger and more established competitors.  However, we have developed contingency plans for certain reactions that competitors may make.   We plan to monitor other competitive moves such as special offers, incentives, new advertising initiatives, product upgrades, service changes, etc. and we plan to react swiftly to any competitive move.  Reacting to competitors moves will in the short run hurt our profit margins, but over time; help to preserve our market share.

To limit some of the risks facing the company, we intend to purchase a wide variety of insurance policies including workers compensation insurance (as required by law), key- person life insurance, product liability insurance, equipment insurance, property insurance, loss of receivables information insurance, business disruption insurance, employment liability insurance and non-owned motor vehicle insurance.

Facilities

As a new business, the location and professional image of our facilities are essential requirements for our presence and marketing strategy. Our company’s current facility is an Executive Office suite shared by other businesses, providing us with a receptionist, conference room, private offices, clerical and administrative support to achieve a professional presence at a low cost.

We expect our computer needs to grow as business requirements and needs dictate.

MANAGEMENT

Under the Merger Agreement, Tim Schmidt resigned as an officer and director and the following were appointed by Raymond Barton to act as directors upon compliance with the mailing and filing requirements of Schedule 14F-1 (the “Appointees”):

•	Mark Basile
•	Steven Kang
•	Frank Giannuzzi

Mr. Barton resigned as an officer and his resignation as a director will be effective when the above appointments are effective.

Name	Age	Position
Mark Basile	46	Chief Executive Officer, Chairman of the Board
Steven Kang	41	Director - Appointee
Cliff Zsevc	48	Chief Operating Officer
Frank Giannuzzi	30	Chief Financial Officer, Director - Appointee

Mark Basile founded bioMetrx in 2001 and has been its Chief Executive Officer and Chairman of the Board since its formation. In 1999, Mr. Basile founded and served as the initial Chief Executive Officer of Sickbay Health Media, Inc., a company that owned and operated a health information website. During Mr. Basile’s tenure as CEO of Sickbay, its website was consistently ranked at the top ten most visited health information websites in the world. Mr. Basile graduated Touro Law School in 1988, and practiced law in the State of New York from 1989-1998.

Steven Kang is a recognized accomplished computer expert. He has been involved in the computer field for over 16 years and has earned a reputation of successfully tackling large and difficult projects. With over ten years of database design experience, Mr. Kang is a valued Oracle partner and a Certified Data base Expert who regularly teaches, trains, and hires skilled professionals for his clients. Mr. Kang also owns and operates an internet-based system called MARS (Medical Archival and Retrieval System) currently being used by the Neurosurgical Department at St. Vincent’s Hospital.

Mr. Kang is currently the President of Eryx systems Design Corp., a privately-owned computer-consulting firm that specializes in architecting and developing mission-critical systems for companies including AOL Time Warner, St. Vincent’s Hospital, Simon & Schuster, Toys R. Us, and Columbia Artists Management Inc. Mr. Kang has been previously called upon by venture capital firms to advise them on new and emerging technologies and conducts technical audits of startup companies for due diligence.

Previously, Mr. Kang was the Director of Software Development at Brave New Consultants, a small computer-consulting firm in downtown Manhattan, where he increased software development revenues 500% in 24 months. Mr. Kang helped to develop the first modern system for the New York Stock Exchange to monitor the financial activities of all its member firms. He also helped develop a claims processing system for Peat Marwick used to settle claims for highly publicized class action litigations.

Mr. Kang holds a Bachelor of Science and Masters degree in Computer Science from New York University where he studied database design, artificial intelligence, and robotics.

Cliff Zsevc has over twenty-five years of experience in the telecommunications and data networking industry. Mr. Zsevc’s experience includes technical design, operations and marketing management. He has held positions in companies such as Siemens Communications, responsible for the design and implementation of voice and data networks where his thoroughness and integrity has earned him the “Circle of Excellence” award. Mr. Zsevc has experience dealing with major airlines as well as educational and financial institutions. Mr. Zsevc holds an Associates degree in Business Administration and over twenty technical certifications.

Frank Giannuzzi has over seven years of directing the financial structure and all financial pertaining aspects of running business. His financial career began with tenure as the chief financial officer of an international import/ export company that he helped formulate. His responsibilities included monitoring currency trades, cash-flows, inventories, accounts receivables and payables, and quarterly and yearly budgets and projections. Since then, he is the co-founder and owner of GTC Capital Corp. and National Land Services Inc., which he remains chief financial officer. He was actively involved in the daily operations regarding all financial matters, from managing the accounting aspect of the business, to compliance with the New York State Banking Department. He works very closely with the marketing and sales department in forecasting and maximizing the company’s revenues and profit in line with the company’s budget. He continues to aid other companies as an outside financial consultant. He also has been involved in structuring and raising of capital in significant real estate transactions and developments. Mr. holds a bachelors of Science degree from Villanova University, and has also studied international finance at The John Cabot International School of Business of Rome.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table set forth, as of June1, 2005, information with respect to the securities holdings of all persons which we, based on bioMetrx’ records, have reason to believe may be deemed the beneficial owners of more than 5% of our outstanding common stock. Also set forth in the table is the beneficial ownership of shares of our outstanding common stock, as of such date, of all officers and directors, individually and as a group.

Name and Address	Number of Shares	Percentage
Mark Basile CEO and Chairman 736 Carlisle Road Jericho, NY 11753	6,476,077	40.48%
The Naples Trust (2) 736 Carlisle Road Jericho, NY 11753	4,522,400	28.27%
Stephen Kang Director Appointee 9 Herkimer Street Jericho, NY 11750	836,644	5.23%
Clifford Zsevc Chief Operating Officer 10 Pinecone Lane Westbury, NY 11590	22,612.14%
Frank Giannuzzi Chief Financial Officer 40 Stewart Street Plainview, NY 11704	8,480.046%
Russell Kuhn 8680 Greenback Lane Orangevale, CA 95662	949,704	5.94%
All Officers and Directors as a Group (4 persons)	7,343,812	45.90%

(1)	Includes 4,000,000 shares held by the Naples Trust. Mr. Basile’s mother-in-law is the trustee for the Naples Trust and Mr. Basile’s wife is the beneficiary.

(2)	Mr. Basile’s mother-in-law is the Trustee for the Naples Trust and Mr. Basile’s wife is the beneficiary.

(3)	Includes 140,000 and 158,284 shares of common stock issuable upon the exercise of a warrant to purchase a like number of shares pre and post merger, respectively.

APPENDIX A

BIOMETRX TECHNOLOGIES, INC.

CONTENTS

Independent Auditors' Report	1
Financial Statements:	
Statements of Assets, Liabilities and Stockholders' Deficit	2
Statements of Revenue, Expenses and Deficit	3
Statements of Cash Flows	4
Notes to Financial Statements	5-6

MAYER & SCHWARTZ
ACCOUNTANTS
1111 MARCUS AVENUE
SUITE M27
LAKE SUCCESS, NY 11042

HOWARD MAYER, C.P.A.
JERRY SCHWARTZ, P.A.

TELEPHONE
(516) 484-7477
FAX (516) 484-8289

INDEPENDENT AUDITOR'S REPORT

To the stockholders
Biometrx Technologies, Inc.

We have audited the accompanying statements of assets, liabilities, and stockholders' deficit of Biometrx Technologies, Inc. as of December 31, 2004 and 2003 and the related statements of revenue, expenses, deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and stockholders' deficit of Biometrx Technologies, Inc. as of December 31, 2004 and 2003, and its revenue, expenses and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Howard Mayer
HOWARD MAYER C.P.A.
April 25, 2005

-1-

BIOMETRTX TECHNOLOGIES, INC.

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS' DEFICIT

	DECEMBER 31, 2004	DECEMBER 31, 2003
Current Assets:		
Cash	$ 31,110	$ 116
Loans receivable-stockholder	149,780	66,464
Total Current Assets	180,890	66,581
TOTAL ASSETS	$ 180,890	$ 66,581

LIABILITIES AND STOCKHOLDERS' DEFICIT

	2004	2003
Current Liabilities:		
Taxes payable	$ 14,825	$ 0
Accrued expenses	32,157	
Accrued payroll expenses	780,000	360,000
Total Current Liabilities	826,982	360,000
TOTAL LIABILITIES	826,982	360,000
Stockholders' Deficit:		
Common stock, $.001 par value 20,000,000 shares authorized 9,739,999 shares issued and outstanding	9,740	9,080
Additional paid-in capital	577,863	204,250
Deficit	(1,233,695)	(506,749)
Total Stockholders' Deficit	(646,092)	(293,419)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 180,890	$ 66,581

-2-

BIOMETRX TECHNOLOGIES, INC.

STATEMENTS OF REVENUES, EXPENSES AND DEFICIT

	DECEMBER 31, 2004	DECEMBER 31, 2003
Revenues	$ 0	$ 0
General & Administrative Expenses:		
Stockholders' salaries	$ 480,000	$ 360,000
Insurance	14,699	26,402
Business Development	9,959	0
Office expenses	2,886	5,779
Research & development	156,384	26,782
Telephone	3,939	2,939
Auto & travel	4,983	7,423
Consulting fees	16,400	4,264
Professional fees	6,500	11,975
Entertainment	21,959	23,212
Advertising	1,650	8,125
Corporation taxes	1,622	0
Patent expense	385	0
Payroll taxes	5,035	0
Bank charges	545	232
TOTAL EXPENSES	726,946	477,133
NET (LOSS)	(726,946)	(477,133)
Deficit, Beginning	(506,749)	(29,616)
Deficit, End	$(1,233,695)	$ (506,749)

-3-

BIOMETRX TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOWS

	DECEMBER 31, 2004	DECEMBER 31, 2003
Cash flows from operating activities:		
Net loss	$(726,946)	$(477,133)
Adjustments to reconcile net loss to net cash used in operating activities:		
Increase (decrease) in cash attributable to changes in operating assets and liabilities:		
Loans receivable-stockholder	(83,315)	(101,090)
Taxes payable	14,825	0
Accrued expenses	32,157	0
Accrued payroll liabilities	420,000	360,000
Net cash used in operating activities	(343,279)	(218,223)
Cash flows from investing activities:		
Proceeds from issuance of capital stock	660	8,080
Proceeds from additional paid-in capital	373,613	204,250
Net cash provided by (used in) investing activities	374,273	212,330
Net increase (decrease) in cash	30,994	(5,893)
Cash, beginning	116	6,009
Cash, end	$ 31,110	$ 116

-4-

BIOMETRX TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

1. NATURE OF OPERATIONS:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

-5-

3. COMMITMENTS:

In December 2002 the company entered into an employment agreement with Mark Basile for a base annual salary of $360,000 per year. The base salary may be accrued during the start-up period, and such accrual of compensation may be converted into shares of the company's common stock at $.50 cents per share, which can be exercised at anytime after each twelve months of service, but in no event, shall cash compensation be less than $60,000 per annum. For the year ended December 31, 2004 and 2003, salary was paid in the amount of $60,000 and 0 respectively. At December 31, 2004 and 2003 Mark Basile holds 61% and 66% of the outstanding shares of common stock.

In January 2004 the company entered into an employment agreement with Steven Kang for a base annual salary of 120,000 per year. The agreement is the same as the above, except, that in no event, shall cash compensation be less than $20,000 per annum. For the year ended December 31, 2004 there was no salary paid. At December 31, 2004 Steven Kang held 5% of the outstanding shares of common stock.

4. LOANS RECEIVABLE-STOCKHOLDER

The loans receivable-stockholder will reduce the accrued salary upon conversion of the common stock.

5. SUBSEQUENT EVENT

The company signed a letter of intent to merge with a publicly traded company. A $75,000 good faith deposit has been placed in escrow in accordance with the terms of the letter of intent. The company expects to fully execute the merger agreement by the end of April 2005.

The stockholders' converted their accrued compensation reduced by the stockholder loan receivable for common stock as per the employment agreement (notes 3 and 4) in April 2005.

-6-